Cash, cash equivalents and restricted cash	6 Months Ended
Jun. 30, 2022
Cash, Cash Equivalents, Restricted Cash and Restricted Cash Equivalents [Abstract]
Cash, cash equivalents and restricted cash
15.	Cash, cash equivalents and restricted cash
The following table shows the breakdown of cash, cash equivalents and restricted cash as of December 31, 2021, and June 30, 2022:

	December 31, 2021	June 30, 2022

	(in thousands)
Cash, cash equivalents and restricted cash
Cash and cash equivalents	$123,886	$143,588
Cash and cash equivalents held by VIE’s	337	268
Restricted cash	—	7,360

Total cash, cash equivalents and restricted cash	$124,223	$151,216

Amounts included in restricted cash represent those required to be set aside as collateral by a contractual agreement with a banking institution for the forecast future liability on the cross-currency interest rate swap agreement on our Secured Secured Bond at the reporting date.